UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2013

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On November 7, 2013, Santarus, Inc. (the “Company”) entered into an agreement and plan of merger (“Merger Agreement”) with Salix Pharmaceuticals, Ltd. (“Parent”), Salix Pharmaceuticals, Inc., a wholly owned subsidiary of Parent, and Willow Acquisition Sub Corporation, a wholly owned indirect subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Merger Sub will commence a tender offer (“Offer”), no later than December 3, 2013, to acquire all of the outstanding shares of common stock of the Company at a purchase price of $32.00 per share in cash, without interest (the “Offer Price”). Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any additional stockholder approvals (the “Merger”).

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders of any shares of common stock of the Company, each outstanding share of common stock of the Company, other than any shares owned by the Company, Parent, Merger Sub or any wholly owned subsidiary of the Company or of Parent, or any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted into the right to receive an amount in cash equal to the Offer Price. In addition, upon the closing of the Offer each outstanding Company stock option will fully vest and, at the Effective Time, the holder thereof will be entitled to receive an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the excess, if any, of the Offer Price over the exercise price of such option and the number of shares of Company common stock underlying such option.

The obligation of Merger Sub to purchase the shares of common stock of the Company tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered and not validly withdrawn a number of shares of common stock of the Company that represent one more than 50% of the total number of shares of common stock of the Company outstanding at the time of the expiration of the Offer (calculated on a fully diluted basis), and (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The consummation of the Offer is not subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals. The Company has also agreed (1) to cease all existing, and agreed not to solicit or initiate any additional, discussions with third parties regarding other proposals to acquire the Company and (2) to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the board of directors of the Company.

The Merger Agreement includes a remedy of specific performance for the Company, Parent and Merger Sub. The Merger Agreement also contains certain termination rights in favor of each the Company and Parent, including under certain circumstances, the requirement for the Company to pay to Parent a termination fee of $80 million. The board of directors of the Company has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby are fair to, advisable and in the best interests of the Company’s stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby and (iii) resolved to recommend acceptance of the Offer by the Company’s stockholders. The board of directors of Parent also has unanimously approved the transaction. The Company expects to complete the Merger in the first quarter of 2014, subject to the satisfaction of the closing conditions.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement and the foregoing description of the agreement have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the

Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Tender and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, on November 7, 2013, certain officers and directors of the Company each entered into a tender and support agreement (the “Tender and Support Agreement”) with Parent and Merger Sub, pursuant to which each such officer and director agreed, among other things, to tender his or her shares of common stock of the Company pursuant to the Offer. As of November 6, 2013, these officers and directors beneficially owned or had options to acquire a number of shares of common stock of the Company equal to approximately 12% of the outstanding shares of common stock of the Company. The Tender and Support Agreement terminates in the event the Merger Agreement is terminated. The foregoing description of the Tender and Support Agreement is not complete and is qualified in its entirety by reference to the Tender and Support Agreement, which is attached to this report as Exhibit 2.2 and incorporated herein by reference.

License Amendment

Concurrently with the execution and delivery of the Merger Agreement, on November 7, 2013, the Company and Parent entered into an agreement (the “License Amendment”) with Cosmo Technologies Limited (“Cosmo”), which License Amendment modifies certain terms of the License Agreement by and between the Company and Cosmo dated December 10, 2008 (the “Original License Agreement”). Under the terms of the License Amendment, among other things, effective and conditioned upon the consummation of the Merger, (1) the Company agreed to return to Cosmo all rights to Rifamycin SV MMX® acquired by the Company under the Original License Agreement and all regulatory approvals, filings and study data relating to the product, (2) Cosmo consented to the development, promotion and marketing in the United States by the Company, Parent and any of their subsidiaries of budesonide products; provided, that the Company, Parent and their subsidiaries are prohibited from developing, promoting or marketing an oral formulation budesonide product other than the product licensed by the Company under the Original License Agreement, and (3) milestone obligations payable to Cosmo are only payable in cash, and the Stock Issuance Agreement between the Company and Cosmo, effective as of December 10, 2008, and the Registration Rights Agreement between the Company and Cosmo, dated as of December 10, 2008 and amended on April 23, 2009, were terminated. The License Amendment shall automatically terminate upon any termination of the Merger Agreement or if the Merger is not consummated by June 30, 2014. The foregoing description of the License Amendment is not complete and is qualified in its entirety by reference to the License Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2013.

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2013, the Company issued a press release announcing its financial results for the quarter ended September 30, 2013. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2013, the Board of Directors of the Company determined that it was in the best interests of the Company and its stockholders to amend the Amended and Restated Bylaws of the Company (the “Bylaws”) and by resolution authorized, approved and adopted an amendment to the Bylaws (the “Bylaw Amendment”). The Bylaw Amendment became effective immediately upon its adoption.

The Bylaw Amendment provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Company’s Certificate of Incorporation or Bylaws (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine.

The above description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to such Bylaw Amendment, which is attached hereto as Exhibit 3.1.

Item 8.01	Other Events.

On November 7, 2013, the Company issued a joint press release with Parent relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Notice to Investors

The Offer described above has not yet commenced. This filing and the attached exhibits are not an offer to buy nor a solicitation of an offer to sell any securities of Santarus. The solicitation and the offer to buy shares of Santarus’ common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Merger Sub intend to file with the SEC. In addition, Santarus will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of Santarus on Schedule 14D-9 and related materials with respect to the tender offer and the merger, free of charge at the website of the SEC at www.sec.gov, and from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by Santarus under the “Investors” section of Santarus’ website at www.santarus.com. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF SANTARUS AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES IN THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Forward-Looking Statements

                The statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements. These forward-looking statements include without limitation statements regarding the planned completion of the Offer and the Merger. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of Santarus stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the business of Santarus, including the risks and uncertainties detailed in Santarus’ public periodic filings with the SEC, as well as the tender offer materials to be filed by Parent and Merger Sub and the Solicitation/Recommendation Statement to be filed by Santarus in connection with the Offer.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 7, 2013, by and among Salix Pharmaceuticals, Ltd., Salix Pharmaceuticals, Inc., Willow Acquisition Sub Corporation and Santarus, Inc.

2.2	Tender and Support Agreement, dated November 7, 2013, by and among Salix Pharmaceuticals, Ltd., Willow Acquisition Sub Corporation and certain stockholders of Santarus, Inc.

3.1	Amendment to Amended and Restated Bylaws of Santarus, Inc.

99.1	Press Release, issued by Santarus, Inc., dated November 7, 2013

99.2	Press Release, issued by Santarus, Inc. and Salix Pharmaceuticals, Ltd., dated November 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: November 7, 2013	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 7, 2013, by and among Salix Pharmaceuticals, Ltd., Salix Pharmaceuticals, Inc., Willow Acquisition Sub Corporation and Santarus, Inc.

2.2	Tender and Support Agreement, dated November 7, 2013, by and among Salix Pharmaceuticals, Ltd., Willow Acquisition Sub Corporation and certain stockholders of Santarus, Inc.

3.1	Amendment to Amended and Restated Bylaws of Santarus, Inc.

99.1	Press Release, issued by Santarus, Inc., dated November 7, 2013

99.2	Press Release, issued by Santarus, Inc. and Salix Pharmaceuticals, Ltd., dated November 7, 2013